UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2006

ARTISTdirect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30063	95-4760230
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Cloverfield Boulevard, Suite 400 South
Santa Monica, California		90404-4082
(Address of principal executive offices)		(Zip Code)

(310) 956-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On April 7, 2006, ARTISTdirect, Inc., a Delaware corporation (the “Registrant”) entered into amendments to certain of the transaction documents governing the terms of the $15 million senior financing (“Senior Financing”) and the $30 million subordinated financing (“Sub Financing”) completed by the Registrant effective July 28, 2005 in conjunction with its acquisition of MediaDefender, Inc. In connection with the Senior Financing, the Registrant also issued a warrant to Libra FE, LP (“Libra”) with corresponding registration rights, as partial consideration for services Libra provided as a financial advisor to the Registrant in the transaction. The terms of these transactions were previously disclosed by the Registrant in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2005, and as subsequently amended.

With respect to the Senior Financing transaction documents, the following amendments were entered into by the Registrant:

(i)                                     Omnibus Amendment to Note and Warrant Purchase Agreement and Warrants to Purchase Common Stock (“Senior Omnibus”). The Senior Omnibus temporarily offers to reduce the exercise price of existing warrants held by the Senior Financing investors from $2.00 per share to $1.85 per share for a period from April 7, 2006 until April 30, 2006 only (the “Temporary EP Reduction Period”); provided, that any electing Senior Financing investor must pay the Registrant the aggregate exercise price for the Warrants entirely in cash or by wire transfer of immediately available funds to receive the reduced exercise price. The Registrant must use 25% of the aggregate net cash proceeds received by it from any electing Senior Financing investor during the Temporary EP Reduction Period to prepay a portion of the outstanding principal amount of such electing Senior Financing investor’s respective promissory note and pay concurrently all accrued and unpaid interest on such prepayment amount. In addition, the Senior Financing investors agreed to waive any anti-dilution adjustments that may be triggered in the existing warrants due to similar transactions with the Sub Financing investors and Libra, as described further in this Current Report (together with the transaction described above, the “Simultaneous Offer”). A copy of the Senior Omnibus is included with this Current Report as Exhibit 4.1.

(ii)                                  Amendment No. 1 to Registration Rights Agreement (“Senior Registration Amendment”). The Registrant previously filed a Registration Statement on Form SB-2 to cover the resale of securities issued to the Senior Financing investors, the Sub Financing investors and Libra, which was declared effective by the staff of the Securities and Exchange Commission (“Staff”) in December 2005 (the “SB-2”). The Senior Registration Amendment clarifies that a lapse in the effectiveness of the SB-2 due to the filing of a post-effective amendment by the Registrant to update year-end financial disclosures will not trigger any registration delay penalties, unless the lapse continues in excess of 45 days or if the Registrant fails to timely respond to Staff comments, if any, regarding the post-effective amendment filing. A copy of the Senior Registration Amendment is included with this Current Report as Exhibit 4.2.

(iii)                               Amendment No. 1 and Waiver to Note and Warrant Purchase Agreement (“Senior Amendment and Waiver”). The Senior Amendment and Waiver amends certain of the financial covenants contained in the Note and Warrant Purchase Agreement entered into by the Registrant and each of the Senior Financing investors on July 28, 2005 to address accounting treatment resulting from (A) the repricing of the warrants issued to the Senior Financing investors, the Sub Financing investors and Libra and (B) the classification of the outstanding warrants issued to the Senior Financing investors, the Sub Financing investors and Libra as a current liability in the Registrant’s financial statements, and any change in the carrying value thereto (together, the “Accounting Treatment”). The Senior Financing investors also agreed to waive any past technical default of the financial covenants related to the classification of the outstanding warrants issued to the Senior Financing investors, the Sub Financing investors and Libra as a current liability in the Registrant’s financial statements, and any change in the carrying value thereto. A copy of the Senior Amendment and Waiver is included with this Current Report as Exhibit 10.1.

With respect to the Sub Financing transaction documents, the following amendments were entered into by the Registrant:

(i)                                     Omnibus Amendment and Waiver to Notes and Warrants Issued Pursuant to Securities Purchase Agreement (“Sub Omnibus”). The Sub Omnibus permanently reduces the exercise price of existing warrants held by the Sub Financing investors from $1.55 per share to $1.43 per share;  provided, that any electing Sub Financing investor must pay the Registrant the aggregate exercise price for the Warrants entirely in cash or wire transfer of immediately available funds to receive the reduced exercise price. In addition, the Sub Financing investors agreed to waive any anti-dilution adjustments that may be triggered in the existing notes and warrants due to the Simultaneous Offer. A copy of the Sub Omnibus is included with this Current Report as Exhibit 4.3.

(ii)                                  Amendment No. 1 to Registration Rights Agreement (“Sub Registration Amendment”). The Sub Registration Amendment clarifies that a lapse in the effectiveness of the SB-2 due to the filing of a post-effective amendment by the Registrant to update year-end financial disclosures will not trigger any registration delay penalties, unless the lapse continues in excess of 45 days or if the Registrant fails to timely respond to Staff comments, if any, regarding the post-effective amendment filing. A copy of the Sub Registration Amendment executed by CCM Master Qualified Fund (“CCM”) is included with this Current Report as Exhibit 4.4 and a copy of the Sub Registration Amendment executed by DKR SoundShore Oasis Holding Fund, Ltd. (“DKR”) is included with this Current Report as Exhibit 4.5. Both documents are identical in content, other than the name of the signatory. CCM and DKR together hold a majority of the outstanding principal amount of the notes issued in the Sub Financing.

(iii)                               Amendment and Waiver to Convertible Subordinated Note (“Sub Note Amendment and Waiver”). The Sub Note Amendment and Waiver amends certain of the financial covenants contained in the convertible promissory notes delivered by the Registrant to each of the Sub Financing investors on July 28, 2005 to address accounting consequences triggered by the Accounting Treatment. The Sub Financing investors also agreed to waive any past technical defaults of the financial covenants related to the classification of the outstanding warrants issued to the Senior Financing investors, the Sub Financing investors and Libra as a current liability in the Registrant’s financial statements, and any change in the carrying value thereto. A copy of the Sub Note Amendment and Waiver executed by CCM is included with this Current Report as Exhibit 4.6 and a copy of the Sub Note Amendment and Waiver executed by DKR is included with this Current Report as Exhibit 4.7. Both documents are identical in content, other than the name of the signatory. CCM and DKR together hold a majority of the outstanding principal amount of the notes issued in the Sub Financing.

With respect to the Libra documents, the following amendments were entered into by the Registrant:

(i)                                     Amendment and Waiver. The Amendment and Waiver temporarily offers to reduce the exercise price of an existing warrant held by Libra from $2.00 per share to $1.85 per share during the Temporary EP Reduction Period; provided, that Libra must pay the Registrant the aggregate exercise price for the Warrants entirely in cash or by wire transfer of immediately available funds to receive the reduced exercise price. In addition, Libra agreed to waive any anti-dilution adjustments that may be triggered in the existing warrant due to the Simultaneous Offer. A copy of the Amendment and Waiver is included with this Current Report as Exhibit 4.8.

(ii)                                  Amendment No. 1 to Registration Rights Agreement (“Libra Registration Amendment”). The Libra Registration Amendment clarifies that a lapse in the effectiveness of the SB-2 due to the filing of a post-effective amendment by the Registrant to update year-end financial disclosures will not trigger any registration delay penalties, unless the lapse continues in excess of 45 days or if the Registrant fails to timely respond to Staff comments, if any, regarding the post-effective amendment filing. A copy of the Libra Registration Amendment is included with this Current Report as Exhibit 4.9.

Item 8.01.                                          Other Events.

The Registrant was under a technical default of certain financial covenants contained in the Note and Warrant Purchase Agreement entered into with the Senior Financing investors and the convertible promissory notes issued to the Sub Financing investors on July 28, 2005. These technical defaults have been waived (for prior periods) and cured (for future periods) by the Senior Financing investors and the Sub Financing investors in the Senior Amendment and Waiver and the Sub Note Amendment and Waiver, respectively. Due to the receipt of these waivers from the Senior Financing investors and the Sub Financing investors, a triggering event causing an increase or acceleration of a direct financial obligation of the Registrant did not occur.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

A list of exhibits required to be filed as part of this Current Report is set forth under the “Exhibit Index,” which is set forth below and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTdirect, Inc.
(Registrant)

Date: April 10, 2006	By:	/s/ ROBERT N. WEINGARTEN

	Name:	Robert N. Weingarten
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

4.1	Omnibus Amendment to Note and Warrant Purchase Agreement and Warrants to Purchase Common Stock by and between the Registrant and the Senior Financing investors dated as of April 7, 2006.

4.2	Amendment No. 1 to Registration Rights Agreement by and between the Registrant and the Senior Financing investors dated as of April 7, 2006.

4.3	Omnibus Amendment and Waiver to Notes and Warrants Issued Pursuant to Securities Purchase Agreement by and between the Registrant and the Senior Financing investors dated as of April 7, 2006.

4.4	Amendment No. 1 to Registration Rights Agreement executed by the Registrant and CCM Master Qualified Fund dated as of April 7, 2006.

4.5	Amendment No. 1 to Registration Rights Agreement executed by the Registrant and DKR SoundShore Oasis Holding Fund, Ltd. dated as of April 7, 2006.

4.6	Amendment No. 1 and Waiver to Convertible Subordinated Note executed by the Registrant and CCM Master Qualified Fund dated as of April 7, 2006.

4.7	Amendment No. 1 and Waiver to Convertible Subordinated Note executed by the Registrant and DKR SoundShore Oasis Holding Fund, Ltd. dated as of April 7, 2006.

4.8	Amendment and Waiver entered into by and between the Registrant and Libra FE, LP dated as of April 7, 2006.

4.9	Amendment No. 1 to Registration Rights Agreement entered into by and between the Registrant and Libra FE, LP dated as of April 7, 2006.

10.1	Amendment No. 1 and Waiver to Note and Warrant Purchase Agreement by and between the Registrant and the Senior Financing investors dated as of April 7, 2006.